SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2004

IMCO RECYCLING INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 North O’Connor Blvd., Suite 1500 Central Tower at Williams Square Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 401-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On November 2, 2004, IMCO issued a press release regarding its results of operations for the third quarter of 2004, a copy of which is furnished as Exhibit 99.1 hereto.

The information contained in this Item 2.02 of this Form 8-K and Exhibit 99.1 (i) are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the Exchange Act), and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 Financial Interests and Exhibits.

(c)    Exhibits

99.1    Press release dated November 2, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCO RECYCLING INC.

Dated: November 2, 2004	/s/ Robert R. Holian
Robert R. Holian Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated November 2, 2004.